SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 31, 2007

Wells Real Estate Fund IX, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22039	58-2126622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C240.13e-4(c))

Item 2.01.	Disposition of Assets

Disposition of the Iomega Building

On January 31, 2007, The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Associates”) sold an office building containing approximately 108,000 rentable square feet and located in Ogden, Utah (the “Iomega Building”) to Homeland Vinyl Products, Inc., an unaffiliated third party, for a gross sales price of $4,867,000, less closing costs. Fund IX-X-XI-REIT Associates is a joint venture partnership between Wells Real Estate Fund IX, L.P. (the “Registrant”), Wells Real Estate Fund X, L.P., Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P.

The Registrant holds an equity interest of approximately 39.0% in Fund IX-X-XI-REIT Associates, and Fund IX-X-XI-REIT Associates owns 100% of the Iomega Building. As a result of the sale, the Registrant received net sale proceeds of approximately $1,831,000 and was allocated a gain of approximately $71,000, which may be adjusted as additional information becomes available in subsequent periods.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2006	F-2

Pro Forma Statement of Operations for the nine months ended September 30, 2006	F-3

Pro Forma Statement of Operations for the year ended December 31, 2005	F-4

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND IX, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Douglas P. Williams
Douglas P. Williams Senior Vice President

Date: February 5, 2007

3

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund IX, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005, and in its quarterly report filed on Form 10-Q for the nine months ended September 30, 2006.

The following unaudited pro forma balance sheet as of September 30, 2006 has been prepared to give effect to the January 31, 2007 sale of the Iomega Building and the December 22, 2006 sale of 1315 West Century Drive by The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Associates”), a joint venture partnership between the Registrant, Wells Real Estate Fund X, L.P., Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P., as if the disposition and distribution of net sale proceeds therefrom had occurred on September 30, 2006. The Registrant holds an equity interest of approximately 39.0% in Fund IX-X-XI-REIT Associates, which owned 100% of the Iomega Building and 1315 West Century Drive.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2006 has been prepared to give effect to the sales of 1315 West Century Drive and the Iomega Building as if the dispositions had occurred on January 1, 2005.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 has been prepared to give effect to the sales of the Alstom Power – Knoxville Building and 1315 West Century Drive (collectively, “Prior Dispositions”) and the Iomega Building as if the dispositions occurred on January 1, 2005. Fund IX-X-XI-REIT Associates sold the Alstom Power – Knoxville Building on March 15, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Alstom Power – Knoxville Building, 1315 West Century Drive, and the Iomega Building had been consummated as of January 1, 2005. Specifically, the accompanying pro forma statements of operations do not include the Registrant’s portion of the non-recurring gains or losses that would have been recognized if the aforementioned property sales had occurred on January 1, 2005.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2006

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	1315 West Century Drive		Iomega Building		Pro Forma Total
ASSETS:
Investment in joint ventures	$16,735,046	$(3,142,012	)(b)	$(1,776,703	)(c)	$11,816,331
Cash and cash equivalents	1,477,334	3,145,720	(d)	1,830,788	(d)	6,453,842
Due from joint ventures	152,820	0		0		152,820
Other assets	6,167	0		0		6,167

Total assets	$18,371,367	$3,708		$54,085		$18,429,160

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$26,958	$0		$0		$26,958
Due to affiliates	7,764	0		0		7,764
Partnership distributions payable	297,601	0		0		297,601

Total liabilities	332,323	0		0		332,323

Partners’ capital:
Limited partners:
Class A – 3,259,190 units outstanding	18,039,044	0		0		18,039,044
Class B – 240,810 units outstanding	0	3,708	(e)	54,085	(e)	57,793
General partners	0	0		0		0

Total partners’ capital	18,039,044	3,708		54,085		18,096,837

Total liabilities and partners’ capital	$18,371,367	$3,708		$54,085		$18,429,160

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2006.
(b)	Reflects the Registrant’s basis in 1315 West Century Drive as of September 30, 2006.
(c)	Reflects the Registrant’s basis in the Iomega Building as of September 30, 2006.
(d)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund IX-X-XI-REIT Associates as a result of the respective property sales.
(e)	Reflects the Registrant’s proportionate share of the pro forma gains allocated from the respective property sales. The allocation of gains between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	1315 West Century Drive		Iomega Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$803,955	$302,492	(b)(d)	$(154,782	)(c)(d)	$951,665

EXPENSES:
Partnership administration	112,082	0		0		112,082
Legal and accounting	37,825	0		0		37,825

Total expenses	149,907	0		0		149,907

INTEREST AND OTHER INCOME	53,608	0		0		53,608

NET INCOME	$707,656	$302,492		$(154,782)		$855,366

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CLASS A	$707,656	$302,492		$(154,782)		$855,366

CLASS B	$0	$0		$0		$0

NET INCOME PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.22	$0.09		$(0.05)		$0.26

CLASS B	$0.00	$0.00		$0.00		$0.00

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	3,259,190					3,259,190

CLASS B	240,810					240,810

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2006.
(b)

Reflects an adjustment to equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the equity in loss contributed by 1315 West Century Drive for the nine months ended September 30, 2006.

(c)	Reflects the reduction of equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Iomega Building for the nine months ended September 30, 2006.
(d)

These pro forma adjustments primarily result from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. These pro forma adjustments do not include the Registrant’s portion of the non-recurring gains that would have been recognized on the respective property sales if the transactions had occurred on January 1, 2005.

See accompanying notes.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Dispositions		Iomega Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$3,042,842	$(2,016,680	)(b)	$(202,480	)(d)(e)	$811,326
		(12,356	)(c)(e)

EXPENSES:
Partnership administration	220,938	0		0		220,938
Legal and accounting	72,113	0		0		72,113

Total expenses	293,051	0		0		293,051
INTEREST AND OTHER INCOME	157,137	0		0		157,137

NET INCOME	$2,906,928	$(2,029,036)		$(202,480)		$675,412

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CLASS A	$1,247,584	$(763,373)		$(153,511)		$330,700

CLASS B	$1,659,344	$(1,265,663)		$(48,969)		$344,712

NET INCOME PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:

CLASS A	$0.38	$(0.23)		$(0.05)		$0.10

CLASS B	$6.83	$(5.21)		$(0.20)		$1.42

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	3,256,985					3,256,985

CLASS B	243,015					243,015

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2005.
(b)

Reflects the reduction of equity in income for the year ended December 31, 2005 of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Alstom Power – Knoxville Building for the year ended December 31, 2005. The pro forma adjustment primarily results from gain on sale and rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.

(c)

Reflects the reduction of equity in income for the year ended December 31, 2005 of Fund IX-X-XI-REIT Associates earned by the Registrant related to 1315 West Century Drive for the year ended December 31, 2005.

(d)	Reflects the reduction of equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Iomega Building for the year ended December 31, 2005.
(e)

These pro forma adjustments primarily result from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. These pro forma adjustments do not include the Registrant’s portion of the non-recurring gains that would have been recognized on the respective property sales if the transactions had occurred on January 1, 2005.

See accompanying notes.

F-4